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                                                                 EXHIBIT (a)(31)


                                     FORM OF
                           CERTIFICATE OF AMENDMENT OF
                              CERTIFICATE OF TRUST

                                       OF

                              PILGRIM MUTUAL FUNDS


      This Certificate of Amendment ("Certificate") is filed in accordance with the provisions of the Delaware Business Trust Act (Del. Code Ann. tit. 12, sections 3801 et seq.) and sets forth the following:

      1.    The name of the Trust is: Pilgrim Mutual Funds ("Trust").

      2. The registered office of the Trust is: Incorporating Services, Ltd., 15 E. North Street, County of Kent, Dover, Delaware 19901.

      3. This is a registered investment company under the Investment Company Act of 1940, as amended.

      4. The Trust's Certificate of Trust is hereby amended to change the name of the Trust to "ING Mutual Funds."

      5.    This certificate is effective upon filing.
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      IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have duly executed this Certificate of Amendment of Pilgrim Mutual Funds on this ___ day of ________________, ____.


________________________________                 _______________________________
Paul S. Doherty                                  Jock Patton


________________________________                 _______________________________
J. Michael Earley                                David W.C. Putnam


________________________________                 _______________________________
R. Barbara Gitenstein                            Blaine E. Rieke


________________________________                 _______________________________
R. Glenn Hilliard                                John G. Turner


________________________________                 _______________________________
Walter H. May                                    Roger B. Vincent


________________________________                 _______________________________
Thomas J. McInerney                              Richard A. Wedemeyer